UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 30, 2015

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

351 EAST EVELYN AVENUE

MOUNTAIN VIEW, CA 94041

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 30, 2015, the Board of Directors of VIVUS, Inc., or the Company, authorized and approved under the Company’s 2010 Equity Incentive Plan a stock option to purchase 225,000 shares of the Company’s Common Stock to Mark K. Oki, the Company’s Chief Financial Officer and Chief Accounting Officer.   The shares of Common Stock subject to the stock option will vest and become exercisable over four (4) years as follows: one-fourth (1/4th) of the total number of shares subject to the stock option will vest and become exercisable on October 19, 2016 and an additional one forty-eighth (1/48th) of the total number of shares subject to the stock option will vest and become exercisable each full month thereafter, subject to Mr. Oki continuing to be a Service Provider (as defined in the Company’s 2010 Equity Incentive Plan) on the relevant vesting dates.  The stock option has an exercise price of $1.26 per share, a 7-year term from the date of grant and an exercise period equal to 12 months from the date Mr. Oki ceases to be a Service Provider.

Item 5.07.  Submission of Matters to a Vote of Security Holders

On October 30, 2015, the Company held its 2015 Annual Meeting of Stockholders, or the Annual Meeting.  At the Annual Meeting, the Company’s stockholders elected eight (8) directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified; approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and ratified the Company’s appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.  As previously disclosed, the Company intends to continue to solicit stockholder approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers on an annual basis at least until the next advisory vote on the frequency of stockholder advisory votes occurs.  The next advisory vote regarding the frequency of stockholder advisory votes on named executive officer compensation is required to occur no later than the Company’s 2017 Annual Meeting of Stockholders.

The Company’s independent inspector of elections reported the voting results as follows:

(i)  Election of eight (8) directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified:

Name	For	Withheld	Broker Non-Votes
Alexander J. Denner, Ph.D.	30,897,071	6,484,591	39,431,633
Seth H. Z. Fischer	30,012,329	7,369,333	39,431,633
David Y. Norton	30,847,945	6,533,717	39,431,633
Jorge Plutzky, M.D.	24,017,645	13,364,017	39,431,633
Eric W. Roberts	30,882,058	6,499,604	39,431,633
Herman Rosenman	30,841,306	6,540,356	39,431,633
Allan L. Shaw	30,878,614	6,503,048	39,431,633
Mayuran Sriskandarajah	30,895,526	6,486,136	39,431,633

(ii)  Approval of, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
27,883,882	4,179,859	5,317,921	39,431,633

(iii)  Ratification of the appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

For	Against	Abstain	Broker Non-Votes
65,696,009	4,732,749	6,384,537	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

	By:	/s/ John L. Slebir
John L. Slebir
Senior Vice President, Business Development and General Counsel

Date: November 4, 2015